UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 4, 2016

BIOSTAR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-34708	20-8747899
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

No. 588 Shiji Avenue, Xianyang City, Shaanxi Province, People’s Republic of China 712046
(Address of Principal Executive Office) (Zip Code)

86-029-33686638
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report and the press release furnished as Exhibit 99.1 hereto contain certain statements that may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical fact, are “forward-looking statements,” including statements regarding the Company’s ability to regain Nasdaq listing compliance and related statements, business strategy, plans and objectives and statements of non-historical information. These forward-looking statements are often identified by the use of forward-looking terminology such as “should,” “believes,” “expects,” “anticipates” or similar expressions, and involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of their respective dates. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company’s periodic reports and registration statements that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Item 3.03       Material Modifications to Rights of Security Holders.

The disclosure set forth under Items 5.03 and 8.01 below is incorporated herein by reference.

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 4, 2016, Biostar Pharmaceuticals, Inc. (the “Company”) filed Articles of Amendment to the Company’s Articles of Incorporation, as amended to date (the “Articles of Amendment”), with the Secretary of State of the State of Maryland to effect a one-for-seven reverse stock split (the “Reverse Split”) of the outstanding common stock of the Company. The Reverse Split became effective on and as of February 4, 2016. The Reverse Split was duly approved by the Board of Directors of the Company without shareholder approval in accordance with the authority conferred by Section 2-309(e)(2) of the Maryland General Corporation Law. Holders of the Company’s common stock will be deemed to hold one whole, post-split share of the Company’s common stock for every seven whole, pre-split shares of the Company’s issued and outstanding common stock.  Fractional share holdings will be rounded up to the nearest whole number.  As a result of the Reverse Split, the number of outstanding common stock of the Company will be reduced to approximately 2.2 million shares. The Reverse Split will affect all shareholders uniformly and will not affect any shareholder’s ownership percentage of the shares of the Company’s common stock.

Item 8.01       Other Events.

At the market opening on February 5, 2016, the Company’s common stock began trading on The NASDAQ Stock Market on a post-split adjusted basis. The Company’s trading symbol will remain unchanged, but the Company’s common stock is assigned a new CUSIP number.  On February 5, 2016, the Company issued a press release announcing the Reverse Split. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits

(c)              Exhibits.

3.1              Articles of Amendment to the Articles of Incorporation.
99.1            Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

By:	/s/ Ronghua Wang
Ronghua Wang, Chief Executive Officer

Date:           February 5, 2016